                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                          Date of Report: May 15, 2002

                     CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

       United States                    333-32263                22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


          White Clay Center, Building 200, Newark, DE         19711
          -------------------------------------------       ----------
           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
             (Exact name of registrant as specified in its charter)

         New York                       333-32263                13-4994650
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

            270 Park Avenue, New York, New York               10017
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On May 15, 2002, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

               Exhibits       Description
               --------       ---------------

                  20.1 Monthly Report with respect to the May 15, 2002 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 24, 2002

                                        THE CIT GROUP/SALES FINANCING, INC.,
                                        as Servicer



                                        By: /s/ Gilmar Rodrigues
                                            -------------------------------
                                            Name:  Gilmar Rodrigues
                                            Title: Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.        Description
-----------        -----------
20.1               Monthly Report with respect to the May 15, 2002 distribution